UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 25, 2009
Date of Report (Date of earliest event reported)
PHOENIX TECHNOLOGIES LTD.
(Exact name of Registrant as specified in its charter)

Delaware	000-17111	04-2685985

(State or Other	(Commission File No.)	(IRS Employer Identification No.)
Jurisdiction of
Incorporation)
915 Murphy Ranch Road, Milpitas, California 95035
(Address of principal executive offices, including zip code)
(408) 570-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 26, 2009, Phoenix Technologies Ltd. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”), in which Needham & Company, LLC served as the sole placement agent (the “Placement Agent”), relating to the sale and issuance by the Company to select institutional investors (the “Investors”) of 5,800,000 shares (“Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”). The sale of the Shares is being made pursuant to Subscription Agreements, each dated June 26, 2009 (the “Subscription Agreements”), between the Company and each of the Investors, pursuant to which the Investors agreed to purchase the Shares at a purchase price of $2.25 per share. The Company anticipates raising gross proceeds of $13.05 million. The net offering proceeds to the Company from the sale of the Shares, after deducting the Placement Agent’s fees and other estimated offering expenses payable by the Company, are expected to be approximately $12.0 million.
     The Shares are being offered and sold pursuant to a prospectus dated June 26, 2009 and a prospectus supplement dated June 26, 2009 (the “Prospectus Supplement”), pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-151593). The legal opinion of Cooley Godward Kronish LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.
     The closing of the sale and issuance of the Shares is expected to take place on or about July 2, 2009, subject to the satisfaction of customary closing conditions.
     The foregoing is only a brief description of the material terms of the Placement Agency Agreement and the Subscription Agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Placement Agency Agreement and the form of Subscription Agreement that are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
     On June 29, 2009, the Company issued a press release announcing the offering described above. A copy of the press release is attached hereto as Exhibits 99.1 and incorporated herein by reference.
     Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the SEC.
     On June 25, 2009, the Company filed a Certificate of Correction of Amended and Restated Certificate of Incorporation (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to clarify the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”). The Certificate of Correction clarified the effect of certain amendments to the Restated Certificate that were approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held on January 2, 2008 and described in the Company’s proxy statement filed with the SEC on November 19, 2007. A copy of the Certificate of Correction is filed as Exhibit 4.3 to the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, filed with the SEC on June 25, 2009 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Description
1.1	Placement Agency Agreement, dated June 26, 2009, by and between Phoenix Technologies Ltd. and Needham & Company, LLC

3.1(1)	Certificate of Correction of Amended and Restated Certificate of Incorporation

5.1	Opinion of Cooley Godward Kronish LLP

10.1	Form of Subscription Agreement

23.1	Consent of Cooley Godward Kronish LLP (included as part of Exhibit 5.1)

99.1	Press Release dated June 29, 2009

(1)	Incorporated by reference to Exhibit 4.3 to the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, filed with the SEC on June 25, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD.
By:	/s/ Timothy C. Chu
	Name:	Timothy C. Chu
	Title:	Vice President, General Counsel and Secretary

Date: June 29, 2009

Exhibit Index

Number	Description
1.1	Placement Agency Agreement, dated June 26, 2009, by and between Phoenix Technologies Ltd. and Needham & Company, LLC

3.1(1)	Certificate of Correction of Amended and Restated Certificate of Incorporation

5.1	Opinion of Cooley Godward Kronish LLP

10.1	Form of Subscription Agreement

23.1	Consent of Cooley Godward Kronish LLP (included as part of Exhibit 5.1)

99.1	Press Release dated June 29, 2009

(1)	Incorporated by reference to Exhibit 4.3 to the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, filed with the SEC on June 25, 2009.